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Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

        AMENDMENT ("Amendment") dated as of November 6, 2002 to the Second Amended and Restated Credit Agreement dated as of August 30, 2002 (the "Credit Agreement") among QWEST SERVICES CORPORATION (the "Borrower"), QWEST COMMUNICATIONS INTERNATIONAL INC., QWEST DEX HOLDINGS, INC., QWEST DEX, INC., the BANKS party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the "Agent").

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, on and after the Amendment Effective Date (as defined in Section 15 below), refer to the Credit Agreement as amended hereby.

        SECTION 2.    Debt For Equity Swaps; Use Of Certain Debt Baskets For Exchanges, Repurchases And Tenders, Ability to Refinance Existing Corp. Debt at the Borrower. (a) New definitions of "Debt Exchange", "Permitted Debt Exchange", "Qualifying Equity Interests", and "Section 5.12(h) Borrower Exchange Debt" are added in alphabetical order in Section 1.01 of the Credit Agreement, to read in their entirety as follows:

        "Debt Exchange" means any exchange, repurchase or tender of any Debt of the Company or any of its Subsidiaries.

        "Permitted Debt Exchange" means any Debt Exchange permitted pursuant to Section 5.10(b)(ii).

        "Qualifying Equity Interests" means Equity Interests of the Company; provided that the terms of any such Equity Interests (other than common stock) shall provide that (i) such Equity Interests shall not mature, or be subject to optional or mandatory redemption, repurchase, or retirement, prior to the Outside Date, (ii) no payments with respect to such Equity Interests (including without limitation redemption payments) are required to be made prior to the Outside Date (other than regularly scheduled dividend payments with respect thereto; provided that the terms of any such Equity Interests shall provide that no dividend shall be declared with respect thereto while a Default has occurred and is continuing), and (iii) the terms and conditions governing such Equity Interests (including without limitation covenants and events of default) are no more restrictive in any material respect than the terms and conditions applicable to the Debt as consideration for which such Equity Interests are being issued (as such Debt is in effect on the Closing Date) or are otherwise approved by the Agent.

        "Section 5.12(h) Borrower Exchange Debt" means any Debt of the Borrower (i) incurred in reliance on Section 5.12(h), and (ii) issued as consideration in a Debt Exchange for Debt of the Company or any Subsidiary (other than any Subsidiary of the Borrower) or required to be issued as a result of a Debt Exchange for any such Debt.

        (b)  The definition of "Subject Debt" contained in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

        "Subject Debt" means (i) Existing Debt, (ii) any Debt permitted to be incurred pursuant to Section 5.12(c), (iii) Section 5.12(h) Borrower Exchange Debt, and (iv) any Qualifying Equity Interests issued as consideration in a Permitted Debt Exchange.

        (c)  Clause (ii) of Section 5.10(b) of the Credit Agreement is amended to read in its entirety as follows:

        (ii)  exchanges, repurchases and tenders so long as the only consideration therefor is any of (x) Debt permitted by any of Sections 5.12(c), 5.12(d) and 5.12(j), and Section 5.12(h) Borrower Exchange Debt, (y) cash to the extent permitted by any of clauses (iv), (v), (vi) and (vii) of this subsection 5.10(b), and (z) Qualifying Equity Interests,

        (d)  Section 5.12(d) of the Credit Agreement is amended to read in its entirety as follows:

        (d)  Debt of any Corp. Company so long as the aggregate principal or face amount does not exceed $2,100,000,000, and either (x) any such Debt is issued in exchange for, or as consideration for the repurchase or tender of, Existing Debt of a Corp. Company scheduled on the Closing Date to mature prior to the Termination Date thereof, or (y) the proceeds of such Debt are applied to refinance any such Existing Debt or an amount equal to such proceeds is so applied within 90 days of receipt thereof;

        SECTION 3.    Use of $3 Billion Shared Debt Basket for Exchanges, Repurchases and Tenders and Pari Passu Guarantees. Clause (iii)(x) of Section 5.12(h) of the Credit Agreement is amended to read in its entirety as follows:

          (x)  shall be on Qualifying Terms; provided that Section 5.12(h) Borrower Exchange Debt shall not be required to have the terms set forth in clause (iv) of the definition of "Qualifying Terms" (and, for purposes of calculating such aggregate principal or face amount, any Section 5.12(h) Borrower Exchange Debt that consists of a Guarantee shall have a principal or face amount equal to the principal or face amount of the Debt Guaranteed pursuant thereto);

        SECTION 4.    Issuances of Debt for Exchanges, Repurchases and Tenders by Subsidiaries other than the Borrower, QwestDex Companies and Corp. Companies. Section 5.12(c) of the Credit Agreement is amended by replacing the phrase "Debt of the Company or Capital Funding" contained therein with the phrase "Debt of the Company or any Subsidiary of the Company (other than the Borrower, any QwestDex Company or any Corp. Company)".

        SECTION 5.    Creation of New Intermediate Holding Companies. (a) A new definition of "New Holding Company" is added in alphabetical order in Section 1.01 of the Credit Agreement, to read in its entirety as follows:

        "New Holding Company" means any direct or indirect wholly-owned Subsidiary of the Company (other than the Borrower, any Subsidiary of the Borrower, Capital Funding or any Subsidiary of Capital Funding) created after the Closing Date.

        (b)  Section 5.08(b) of the Credit Agreement is amended by adding the following phrase at the end of the proviso contained in the first sentence thereof: "or to prohibit the contribution to any single New Holding Company by the Company of the capital stock of the Borrower or any other direct Subsidiary of the Company".

        (c)  Section 5.08(c) of the Credit Agreement is amended by adding the following proviso at the end thereof: "; provided that nothing in this subsection (c) shall be construed to prohibit or require any cash consideration with respect to the contribution to any single New Holding Company by the Company of the capital stock of the Borrower or any other direct Subsidiary of the Company".

        (d)  Clause (iv) of Section 5.10(a) of the Credit Agreement is amended to read in its entirety as follows:

        (iv)  the Borrower may declare and pay dividends (w) to the extent required to permit the Company and its Subsidiaries to make mandatory interest, dividend and principal payments in respect of Subject Debt pursuant to the terms thereof (so long as, with respect to any dividend payments, no Default had occurred and was continuing at the time such dividends were declared), as such terms may be modified in accordance with the terms of this Agreement, (x) to the extent necessary to enable the Company to pay ordinary course corporate, overhead and operating expenses and any legal, professional and similar fees and expenses of the Company, (y) to the extent necessary to permit the Company or any New Holding Company to make any cash payment described in clauses (iv), (v), (vi) and (vii) of Section 5.10(b), and (z) otherwise, so long as, in the case of this clause (z), after giving effect to any such dividend on any date (a "test date"), the aggregate amount of dividends declared or paid by the Borrower after June 30, 2002 does not exceed consolidated net income of the Borrower for the period starting July 1, 2002 and ending on the last day of the fiscal quarter of the Borrower most recently ended on or prior to such test date (calculated as a single accounting period); provided that, in the case of clause (y) or (z), immediately before and after giving effect to any such dividend, no Default has occurred and is continuing.

        SECTION 6.    Permitted Performance Guarantees. Section 5.13 of the Credit Agreement is amended by: (i) renumbering clauses (h) and (i) thereof as clauses (i) and (j), respectively, and (ii) adding a new clause (h) immediately after clause (g) thereof, to read in its entirety as follows:

          (h)  (x) investments constituting Guarantees by the Borrower, any QwestDex Companies or any Corp. Companies of performance obligations of the Borrower, any QwestDex Companies or any Corp. Companies, and (y) investments constituting Guarantees by the Company or any of its Subsidiaries (other than the Borrower, any QwestDex Companies or any Corp. Companies) of performance obligations of the Company or any of its Subsidiaries;

        SECTION 7.    Correction of Definition of QwestDex Term Debt. The definition of "QwestDex Term Debt" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

          "QwestDex Term Debt" means (i) Debt of QwestDex Inc., and the Guarantees thereof by QwestDex and the Borrower, incurred pursuant to the QwestDex Term Loan Agreement and (ii) any refinancings of the Debt (and the Guarantee thereof by QwestDex and the Borrower) described in clause (i) on terms no less favorable to the Banks; provided that the aggregate principal or face amount of QwestDex Term Debt (calculated without duplication of the Guarantee thereof by QwestDex and the Borrower) shall not exceed the lesser of (x) the aggregate principal amount of Debt incurred in reliance on clause (i) and $750,000,000.

        SECTION 8.    Amendments Relating To Change Of Control Provisions In Other Debt Instruments. (a) The first sentence of Section 2.15 of the Credit Agreement is amended to read in its entirety as follows:

        If a Change of Control shall occur, the Company will, within ten days after the occurrence thereof (or, if earlier, on such date as the Borrower shall be required to give notice of such Change of Control to holders of any Qualifying Terms Debt), give each Bank notice thereof, which notice shall describe in reasonable detail the facts and circumstances giving rise thereto and shall specify an Optional Termination Date for purposes of this Section (the "Optional Termination Date") which date shall not be less than 30 nor more than 60 days after the date of such notice; provided that in any event the Optional Termination Date shall be no later than the earliest date on which the Borrower is required to repay, repurchase or offer to repay or repurchase any Qualifying Terms Debt as a result of the occurrence of such Change of Control.

        (b)  The definition of "Change of Control" contained in Section 2.15 of the Credit Agreement is amended by adding the following phrase at the end thereof: "or if a change of control event shall occur under any agreement or instrument evidencing any Qualifying Terms Debt, including without limitation any Section 5.12(h) Borrower Exchange Debt".

        (c)  A new definition of "Qualifying Terms Debt" is added in Section 1.01 of the Credit Agreement, to read in its entirety as follows:

        "Qualifying Terms Debt" means Debt of the Borrower incurred in reliance on any of Sections 5.12(h), 5.12(i) or 5.12(j).

        SECTION 9.    Amendments Relating To Asset Sale Sweeps In Other Debt Instruments.

        (a)  Section 2.09(c) of the Credit Agreement is amended by (i) renumbering clause (ii) thereof as clause (iii), and (ii) adding a new clause (ii) immediately after clause (i) thereof, to read in its entirety as follows:

        (ii)  To the extent the terms of any Qualifying Terms Debt would otherwise require the prepayment or repurchase of such Debt (or offer to do either) upon receipt of proceeds of any sale or other disposition of assets but for the provisions of this clause (ii), and such prepayment or repurchase is not permitted at such time by Section 5.10(b), the Commitments will be permanently reduced, effective on the Additional Reductions Date, by an amount equal to the lesser of (A) the amount the Borrower would otherwise be obligated to apply to the repayment or repurchase (or offer to do either) of such Debt or (B) the amount that is necessary in order to reduce the amount described in clause (A) to $0 or otherwise excuse the Borrower from prepaying or repurchasing such Debt (or offering to do either).

        "Additional Reductions Date" means a date no later than the date on which, but for the provisions of Section 2.09(c)(ii), the terms of any Qualifying Terms Debt would otherwise require the prepayment or repurchase of such Debt (or offer to do either) as a result of receipt of proceeds of any sale or other disposition of assets.

        SECTION 10.    Additional Permitted Secured Obligations. Clause (iv) of Section 5.07(i) of the Credit Agreement is amended to read in its entirety as follows:

        (iv)  other Liens on the Collateral securing an aggregate principal or face amount of Debt not to exceed at any time the sum of $3,000,000,000 plus the amount of Debt incurred by the Borrower in reliance on Section 5.12(h) so long as the Liens described in this clause (iv) shall be junior and subordinated to the Facility Liens as provided in the Security and Pledge Agreement (or on other terms and conditions satisfactory to the Agent),

        SECTION 11.    Acknowledgement Regarding Qualifying Terms. The Banks hereby acknowledge and agree that Debt terms requiring prepayment, repurchase or an offer to repurchase the Debt upon a Change of Control (as defined in the Credit Agreement as amended hereby) or the consummation of a disposition of assets do not constitute a payment requirement violating the requirements of clause (ii) of the definition of "Qualifying Terms", even though such events could occur prior to the Outside Date. Nothing in the immediately preceding sentence shall be construed to waive the restrictions contained in Section 5.10 of the Credit Agreement.

        SECTION 12.    Representations Of Loan Parties; Additional Supplemental Information. (a) The Borrower represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true (or, with respect to any representation and warranty which is not qualified by materiality or material adverse effect, shall be true in all material respects) on and as of the Amendment Effective Date, except (x) to the extent any such representations and warranties specifically related to an earlier date, in which case any such representations and warranties shall have been true (or, with respect to any representation and warranty which is not qualified by materiality or material adverse effect, shall be true in all material respects) on and as of such earlier date and (y) with respect to the representations and warranties identified in Schedule A attached hereto, as set forth in each Form 8-K filed by the Company after the Closing Date and prior to the Amendment Date and listed on such Schedule A (collectively, the "Additional Supplemental Information") and (ii) no Default will have occurred and be continuing on such date.

        (b)  Schedule 4.04(a) of the Credit Agreement is amended to include the information contained in the Additional Supplemental Information.

        SECTION 13.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 14.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 15.    Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

          (a)  the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

          (b)  the Agent shall have received an amendment fee for the account of each Bank from which the Agent has received an executed counterpart of this Amendment or other written confirmation, as required by subsection (a) above, on or prior to 5:00 p.m. E.S.T. on November 15, 2002, in an amount equal to 0.10% of such Bank's Commitment (as in effect after giving effect to the reduction of the Commitments contemplated by subsection (c) below); and

          (c)  the Commitments shall have been reduced to $2,000,000,000 or less.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

QWEST SERVICES CORPORATION
By:
Name:
Title:
1801 California Street Denver, CO 80202 Attn: Chief Financial Officer Fax: (303) 296-4920
and:
1801 California Street Denver, CO 80202 Attn: General Counsel Fax: (303) 296-5974
QWEST COMMUNICATIONS INTERNATIONAL INC.
By:
Name:
Title:
1801 California Street Denver, CO 80202 Attn: Chief Financial Officer Fax: (303) 296-4920
and:
1801 California Street Denver, CO 80202 Attn: General Counsel Fax: (303) 296-5974

QWEST DEX HOLDINGS, INC.
By:
Name:
Title:
1801 California Street Denver, CO 80202 Attn: Chief Financial Officer Fax: (303) 296-4920
and:
1801 California Street Denver, CO 80202 Attn: General Counsel Fax: (303) 296-5974
QWEST DEX, INC.
By:
Name:
Title:
1801 California Street Denver, CO 80202 Attn: Chief Financial Officer Fax: (303) 296-4920
and:
1801 California Street Denver, CO 80202 Attn: General Counsel Fax: (303) 296-5974
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:
Bank of America, N.A. 901 Main Street, 14th Floor Dallas, TX 75202-3714 TX1-492-14-11 Fax: (214) 290-9508

ABN AMRO BANK N.V.
By:
Name:
Title:
By:
Name:
Title:
BANK OF AMERICA SECURITIES LLC, as Agent for Bank of America, N.A.
By:
Name:
Title:
BANK OF AMERICA, N.A.,
By:
Name:
Title:
THE BANK OF NEW YORK
By:
Name:
Title:
THE BANK OF NOVA SCOTIA
By:
Name:
Title:
BANK ONE, N.A.
By:
Name:
Title:

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH
By:
Name:
Title:
By:
Name:
Title:
BEAR STEARNS CORPORATE LENDING INC.
By:
Name:
Title:
CITIBANK, N.A.
By:
Name:
Title:
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:
By:
Name:
Title:
CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch
By:
Name:
Title:
By:
Name:
Title:

D.E. SHAW LAMINAR PORTFOLIOS, L.L.C.
By:	D.E. Shaw & Co., L.L.C., as managing member
By:
Name:
Title:
DEUTSCHE BANK AG NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:
DK ACQUISITION PARTNERS, L.P.
By:	M.H. Davidson & Co., its general partner
By:
Name:
Title:
FERNWOOD ASSOCIATES, L.P.
By:
Name:
Title:

FLEET NATIONAL BANK
By:
Name:
Title:
GOLDENTREE LOAN OPPORTUNITIES I LTD
By:
Name:
Title:
GOLDMAN SACH CREDIT PARTNERS L.P.
By:
Name:
Title:
JPMORGAN CHASE BANK
By:
Name:
Title:
KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:
LEHMAN COMMERCIAL PAPER INC.
By:
Name:
Title:
MARINER LDC
By:
Name:
Title:

MELLON BANK, N.A.
By:
Name:
Title:
MERRILL LYNCH BANK USA
By:
Name:
Title:
MIZUHO CORPORATE BANK, LTD.
By:
Name:
Title:
MORGAN STANLEY EMERGING MARKETS, INC.
By:
Name:
Title:
OCTAGON INVESTMENT PARTNERS II, LLC
By:	Octagon Credit Investors, LLC as sub-investment manager
By:
Name:
Title:
OCTAGON INVESTMENT PARTNERS III, LTD
By:	Octagon Credit Investors, LLC as Portfolio Manager
By:
Name:
Title:

OCTAGON INVESTMENT PARTNERS IV LTD
By:	Octagon Credit Investors, LLC, as collateral manager
By:
Name:
Title:
PIMCO HIGH YIELD FUND (#705)
By:	Pacific Investment Management Company, LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:
Name:
Title:
ROYAL BANK OF CANADA
By:
Name:
Title:
THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:
SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

TRILOGY PORTFOLIO COMPANY, LLC
By:	Trilogy Capital
By:
Name:
Title:
UFJ BANK LIMITED
By:
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:
WACHOVIA BANK, N.A.
By:
Name:
Title:
WELLS FARGO BANK, N.A.
By:
Name:
Title:
WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

BEAR STEARNS & CO. INC.
By:
Name:
Title:

SCHEDULE A
SUPPLEMENTAL INFORMATION

        The information contained in each of the Company's Form 8-K filings filed as of the following dates:

1.
September 5, 2002

2.
September 16, 2002

3.
September 23, 2002

4.
October 29, 2002

5.
October 30, 2002

6.
Any other Form 8-K filings or other filings made by the Company and delivered to the Agent for distribution to the Banks in accordance with Section 5.01(f) of the Credit Agreement prior to the Amendment Effective Date.

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  Exhibit 10.1